UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706
                                   ----------

                             TEMPLETON INCOME TRUST
                            ------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                                                           FEBRUARY 28, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    SEMI ANNUAL REPORT AND SHAREHOLDER LETTER     |           INCOME
--------------------------------------------------------------------------------

          [GRAPHIC OMITTED]                            WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
              TEMPLETON
          GLOBAL BOND FUND                             Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                     Franklin  o  TEMPLETON  o  Mutual Series

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently
                             and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Global Bond Fund ................................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   23

Notes to Financial Statements .............................................   26

Shareholder Information ...................................................   35

--------------------------------------------------------------------------------
Semiannual Report

Templeton Global Bond Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes and debentures.

--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Government Bonds .............................   87.3%
Corporate Bonds ..............................    1.5%
Short-Term Investments & Other Net Assets ....   11.2%

--------------------------------------------------------------------------------

We are pleased to bring you Templeton Global Bond Fund's semiannual report for the period ended February 28, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Bond Fund - Class A posted a +3.80% cumulative total return. The Fund outperformed its benchmark, the Citigroup World Government Bond Index (WGBI), which posted cumulative total returns of -0.58% in local currency terms and +3.06% in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

1. Source: Citigroup. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 22 countries globally. Local bond market returns are from country subindexes of the Citigroup WGBI. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                           Semiannual Report | 3

--------------------------------------------------------------------------------
  WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
  A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
  Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

The U.S. economy experienced solid growth during the period under review and remained notably resilient despite high energy prices. In fourth quarter 2005, the economy expanded 3.2% compared with the same quarter in 2004. Continued productivity growth and job creation increased capital and labor utilization and, in addition to higher global commodity prices, exerted some inflationary pressures in the U.S. As a result, the Federal Reserve Board (Fed) increased the federal funds target rate 100 basis points (100 basis points equal one percentage point) to 4.50% by period-end. Consistent with strong economic growth and solid consumption trends, U.S. imports exceeded exports, driving the U.S. trade balance to a $68.5 billion monthly deficit level by January 2006. 2 While higher oil prices negatively impacted the deficit, the underlying trade balance (not including oil) deteriorated, largely due to the widening trade deficit with the Pacific Rim region. Furthermore, the U.S. current account deficit widened to 7.0% of gross domestic product (GDP) in fourth quarter 2005 versus 6.3% a year earlier. 2

Although both the U.S. and Asia experienced strong growth in the second half of 2005, the large and growing current account deficit in the U.S. contrasted with that of Asia, which has generally run significant surpluses. Characteristic of the imbalance, investment-to-savings ratios showed a trend of lower savings rates in the U.S., particularly among households and the government, as opposed to higher savings rates and underinvestment in Asia. In 2005, robust export performance and a competitive labor market led to better job and income growth, which supported renewed consumption growth in many Asian countries. However, investment growth failed to fully recover. Balance of payment conditions supporting reserve accumulation remained intact in Asia over the six-month period. This was most notable in China where foreign exchange reserves reached $819 billion in December 2005. 3 Overall, aggregate demand among Asian economies, such as in China, Singapore, Japan and South Korea, continued to accelerate in fourth quarter 2005. Correspondingly, regional interest rates tightened. For example, Thailand raised rates 150 basis points, to 4.25%; South Korea 75 basis points to 4.00%; and Malaysia 55 basis points to 3.24%. 4

Economic activity in the 12-country euro zone accelerated in the second half of 2005. However, growth was still more moderate in Europe than in the U.S. or Asia. Euro-zone GDP growth in the fourth quarter rose 1.7% compared

2. Source: U.S. Bureau of Economic Analysis.

3. Source: National Bureau of Statistics, China.

4. Sources: Bank of Thailand; Bank of Korea (South Korea); Central Bank of Malaysia.


4 | Semiannual Report
with a year earlier. 5 Although underlying inflationary pressures remained well contained, higher energy prices and liquidity conditions prompted the European Central Bank (ECB) to increase interest rates 25 basis points to 2.25% after being on hold for 29 months. Central European economies also benefited from firmer euro-zone growth conditions. Polish GDP rose 4.2% and Slovakia's GDP grew 7.5% in fourth quarter 2005. 6 Prior fiscal reforms and prudent macroeconomic policies enabled Slovakia to join the European Exchange Rate Mechanism II (ERMII), the precursor to adopting the euro, in November. Economic conditions in Norway and Sweden remained characterized by large current account surpluses and solid domestic growth conditions, led by labor market improvements. Correspondingly, both the Norwegian and Swedish central banks tightened their monetary policies in the six-month period.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring various factors including changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

During the six-month review period, we shortened the Fund's overall duration, particularly among our Asian and European holdings, as we anticipated a trend in rising global interest rates led by the U.S. Fed. However, we found opportunities to benefit Fund performance as we sought to take advantage of local interest rate reductions. For example, the National Bank of Poland reduced interest rates 75 basis points during the period to 4.25%, bolstering local bond market returns to +3.38% in local currency terms. 7 Although Poland's economic growth began to accelerate and was modestly above the euro zone's average during the period, further currency appreciation, excess capacity and structural changes pushed inflation below the central bank's inflation target, and consumer price inflation fell from 4.4% at the end of

5. Source: Eurostat.

6. Sources: Polish Statistics Office; Statistical Office of the Slovak Republic.

7. Source: Citigroup. Please see footnote 1 for a description of the Citigroup WGBI.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

Asia                                                                       34.8%
Other Europe                                                               25.3%
EMU Members*                                                               10.6%
Canada                                                                      7.1%
Latin America                                                               6.6%
Australia & New Zealand                                                     4.3%
Middle East & Africa                                                        0.1%
Short-Term Investments & Other Net Assets                                  11.2%

*The Fund's EMU investments were in Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands and Spain.


                                                           Semiannual Report | 5

2004 to 0.7% in February 2006. 8 Another strong local market was Indonesia, which returned +17.27% in local currency terms, as measured by the HSBC Asian Local Bond Index (ALBI) over the six-month period. 9 The Indonesian markets responded favorably to the government's decision to increase administered fuel prices to alleviate budget pressures due to fuel subsidies, and the central bank's quick and decisive actions that significantly raised rates. Conversely, as the U.K. treasury yield curve inverted, our lack of exposure to the U.K. bond market, which we avoided due to currency risk and bond valuations, detracted from the Fund's relative performance.

CURRENCY STRATEGY

During the period under review, the U.S. dollar received some reprieve from the depreciation trend that began in early 2002. The dollar appreciated 1.11% against its major trading partners. 10 In particular, it appreciated 3.16% against the euro and 4.22% against the yen. 11 The reprieve was likely due in part to the U.S. Fed's interest rate increases, which amounted to 100 basis points of tightening during the reporting period and 350 basis points since the Fed began removing policy accommodation in the summer of 2004. Despite the positive interest rate differential over other developed country interest rate levels, the U.S. balance of payment position deteriorated, led by a ballooning current account deficit and greater reliance on debt financing, particularly from the government sector. In large part, the imbalance created by the concurrence of a strong U.S. dollar and a deteriorated U.S. current account deficit was offset by sufficient global market liquidity resulting from a large global savings pool in Asia and oil exporting countries. The U.S. dollar also found support from the Homeland Investment Act (HIA) that allowed corporations to repatriate income accumulated abroad at more favorable tax rates. Support for the dollar should fade in 2006 as the HIA is set to expire. Given the magnitude of global economic imbalances, particularly between the U.S. and Asia, we believe the U.S. dollar may need to weaken to help improve the U.S. current account position over the medium term.

8. Source: Polish Statistics Office.

9. Source: The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.

10. Source: Federal Reserve H10 Report.

11. Source: Compustat.


6 | Semiannual Report

In the relatively difficult currency environment, currency diversification was an important component of the Fund's relative outperformance over the Citigroup WGBI. 7 We significantly reduced our exposure to the euro and increased our allocation to non-Japan Asia, non-euro Europe and the Americas outside the U.S. The Canadian dollar and the South Korean won were among the largest positive currency contributors to relative performance. Economic fundamentals remained supportive of the Canadian dollar, which appreciated 4.41% against the U.S. dollar, bringing the Canadian bond market's total return to +4.38% in U.S. dollar terms for the six-month period. 7, 11 Energy and commodity prices continued to underpin Canada's overall economic environment. Additionally, the higher commodity price environment bolstered Canada's balance of payment position through higher exports and increased capital flows into the energy sector. Asia experienced strength in domestic demand. A notable example is the acceleration of South Korean private consumption in fourth quarter 2005 to 4.6% from 0.6% a year earlier, which was preceded by greater consumer confidence and higher property prices earlier in the year. 12 The South Korean won appreciated 7.16% against the U.S. dollar. 11 The Swedish krona and Norwegian krone weakened more than the euro against the dollar, declining 4.10% and 5.34%, and were among the more significant currency detractors from relative performance. 11 During the period, currency performance in Sweden and Norway suffered due to their lower interest rates relative to other developed markets; however, both countries maintained large current account and fiscal surpluses.

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also invested in investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. Despite rising U.S. interest rates, U.S. dollar-denominated emerging market debt generated a strong return of +7.17% over the period, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global. 13 Sovereign interest rate spreads declined from 281 basis points at the beginning of the reporting period

12. Source: Bank of Korea.

13. Source: J.P. Morgan. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

CURRENCY BREAKDOWN
Based on Total Portfolio Value as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

South Korean Won                                                           15.4%
Euro                                                                        9.6%
Canadian Dollar                                                             9.0%
Swedish Krona                                                               8.0%
Indonesian Rupiah                                                           8.0%
Polish Zloty                                                                7.8%
Thai Baht                                                                   6.2%
U.S. Dollar                                                                 5.8%
Norwegian Krone                                                             5.4%
Singapore Dollar                                                            4.7%
Malaysian Ringgit                                                           4.3%
Slovakian Koruna                                                            4.3%
Australian Dollar                                                           3.2%
Peruvian Nuevo Sol                                                          2.8%
Icelandic Krona                                                             2.5%
Egyptian Pound                                                              2.2%
Danish Krone                                                                0.8%


                                                           Semiannual Report | 7
to 187 basis points by period-end. 14 Regionally, Latin American sovereign debt returned +9.45%, Central and Eastern European +3.05% and Asian +6.42%. 13 Euro-denominated markets also rose, gaining +1.17% in euro terms, as measured by the JPM Euro EMBI Global, but declined in U.S. dollar terms due to euro volatility during the period. 15 We sought to take advantage of strength in sovereign debt prices to reduce allocations to U.S. dollar-denominated credit, particularly in Venezuela and Ukraine.

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.


                        /s/ Alex C. Calvo
[PHOTO OMITTED]
                        Alex C. Calvo


                        /s/ Michael Hasenstab
[PHOTO OMITTED]
                        Michael Hasenstab, Ph.D.

                        Portfolio Managers
                        Templeton Global Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

14. Source: J.P. Morgan Government Bond Index Monitor.

15. Source: J.P. Morgan. The JPM Euro EMBI Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.


8 | Semiannual Report

Performance Summary as of 2/28/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A  (SYMBOL: TPINX)                           CHANGE     2/28/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.15      $10.62     $10.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.2400
--------------------------------------------------------------------------------
CLASS C  (SYMBOL: TEGBX)                           CHANGE     2/28/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.15      $10.63     $10.48
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.2190
--------------------------------------------------------------------------------
ADVISOR CLASS  (SYMBOL: TGBAX)                     CHANGE     2/28/06    8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.15      $10.60     $10.45
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.2528
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH             1-YEAR              5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +3.80%             +0.41%             +75.08%        +104.84%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              -0.57%             -3.85%             +10.89%          +6.97%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $9,943             $9,615             $16,765         $19,609
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4         -0.32%             -2.10%             +11.36%          +6.90%
-----------------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH             1-YEAR              5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +3.59%             -0.08%             +71.55%         +96.54%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +2.59%             -1.04%             +11.40%          +6.99%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,259             $9,896             $17,155         $19,654
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4         +2.80%             +0.87%             +11.87%          +6.93%
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                          6-MONTH             1-YEAR              5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +3.94%             +0.66%             +77.25%        +110.59%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +3.94%             +0.66%             +12.13%          +7.73%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,394            $10,066             $17,725         $21,059
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4         +4.25%             +2.52%             +12.61%          +7.67%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE, SHARE PRICE AND YIELD OF THE FUND'S PORTFOLIO. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND SOCIAL, POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +88.78% and +7.18%.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT      ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                               VALUE 9/1/05         VALUE 2/28/06        PERIOD* 9/1/05-2/28/06
-----------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000              $1,038.00                  $5.20
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000              $1,019.69                  $5.16
-----------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000              $1,035.90                  $7.12
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000              $1,017.80                  $7.05
-----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000              $1,039.40                  $3.94
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000              $1,020.93                  $3.91
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 1.03%;
C: 1.41%; and Advisor: 0.78%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Templeton Global Bond Fund

FINANCIAL HIGHLIGHTS

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  FEBRUARY 28, 2006                        YEAR ENDED AUGUST 31,
CLASS A                                              (UNAUDITED)           2005         2004         2003         2002         2001
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $    10.47      $    10.00     $   9.39     $   8.40     $   8.02     $   8.05
                                                     ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .......................           0.19            0.36         0.38         0.38         0.43 f       0.56

 Net realized and unrealized gains (losses) ....           0.20            0.62         0.85         1.11         0.50 f       0.01
                                                     ------------------------------------------------------------------------------
Total from investment operations ...............           0.39            0.98         1.23         1.49         0.93         0.57
                                                     ------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (0.24)          (0.51)       (0.62)       (0.50)       (0.40)       (0.18)

 Tax return of capital .........................             --              --           --           --        (0.15)       (0.42)
                                                     ------------------------------------------------------------------------------
Total distributions ............................          (0.24)          (0.51)       (0.62)       (0.50)       (0.55)       (0.60)
                                                     ------------------------------------------------------------------------------
Redemption fees ................................             -- c            -- c         -- c         --           --           --
                                                     ------------------------------------------------------------------------------
Net asset value, end of period .................     $    10.62      $    10.47     $  10.00     $   9.39     $   8.40     $   8.02
                                                     ==============================================================================

Total return b .................................           3.80%           9.86%       13.24%       18.03%       12.08%        7.51%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $1,426,504      $1,279,144     $575,480     $351,771     $224,269     $178,785

Ratios to average net assets:

 Expenses ......................................           1.03% d,e       1.05% e      1.13% e      1.10%        1.21%        1.33%

 Net investment income .........................           3.61% d         3.41%        3.80%        4.11%        5.27% f      7.06%

Portfolio turnover rate ........................          23.13%          27.92%       31.48%       63.64%       57.71%      101.11%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

      Net investment income per share ................................  $(0.12)
      Net realized and unrealized gains/(losses) per share ...........    0.12
      Ratio of net investment income to average net assets ...........   (1.43)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


14 | See notes to financial statements. | Semiannual Report

Templeton Global Bond Fund

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                 FEBRUARY 28, 2006                         YEAR ENDED AUGUST 31,
CLASS C                                              (UNAUDITED)           2005         2004          2003        2002        2001
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............    $   10.48        $  10.01     $   9.40       $  8.41     $  8.03     $  8.05
                                                      ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................         0.17            0.32         0.34          0.34        0.40 f      0.53

 Net realized and unrealized gains (losses) ......         0.20            0.62         0.85          1.11        0.50 f      0.02
                                                      ----------------------------------------------------------------------------
Total from investment operations .................         0.37            0.94         1.19          1.45        0.90        0.55
                                                      ----------------------------------------------------------------------------

Less distributions from:

 Net investment income ...........................        (0.22)          (0.47)       (0.58)        (0.46)      (0.38)      (0.15)

 Tax return of capital ...........................           --              --           --            --       (0.14)      (0.42)
                                                      ----------------------------------------------------------------------------
Total distributions ..............................        (0.22)          (0.47)       (0.58)        (0.46)      (0.52)      (0.57)
                                                      ----------------------------------------------------------------------------
Redemption fees ..................................           -- c            -- c         -- c          --          --          --
                                                      ----------------------------------------------------------------------------
Net asset value, end of period ...................    $   10.63        $  10.48     $  10.01       $  9.40     $  8.41     $  8.03
                                                      ============================================================================

Total return b ...................................         3.59%           9.42%       12.66%        17.67%      11.62%       7.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $ 380,944        $351,391     $141,485       $74,102     $25,444     $13,784

Ratios to average net assets:

 Expenses ........................................         1.41% d,e       1.45% e      1.53% e       1.50%       1.59%       1.73%

 Net investment income ...........................         3.23% d         3.01%        3.40%         3.71%       4.89% f     6.65%

Portfolio turnover rate ..........................        23.13%          27.92%       31.48%        63.64%      57.71%     101.11%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

      Net investment income per share ..............................   $(0.12)
      Net realized and unrealized gains/(losses) per share .........     0.12
      Ratio of net investment income to average net assets .........    (1.43)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Global Bond Fund

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  FEBRUARY 28, 2006                         YEAR ENDED AUGUST 31,
ADVISOR CLASS                                        (UNAUDITED)          2005          2004          2003        2002         2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $  10.45        $   9.98      $   9.38       $  8.39     $  8.01      $  8.04
                                                      -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ......................           0.20            0.39          0.40          0.40        0.45 f       0.58

 Net realized and unrealized gains (losses) ...           0.20            0.62          0.84          1.11        0.50 f       0.01
                                                      -----------------------------------------------------------------------------
Total from investment operations ..............           0.40            1.01          1.24          1.51        0.95         0.59
                                                      -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................          (0.25)          (0.54)        (0.64)        (0.52)      (0.41)       (0.20)
 Tax return of capital ........................             --              --            --            --       (0.16)       (0.42)
                                                      -----------------------------------------------------------------------------
Total distributions ...........................          (0.25)          (0.54)        (0.64)        (0.52)      (0.57)       (0.62)
                                                      -----------------------------------------------------------------------------
Redemption fees ...............................             -- c            -- c          -- c          --          --           --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ................       $  10.60        $  10.45      $   9.98       $  9.38     $  8.39      $  8.01
                                                      =============================================================================

Total return b ................................           3.94%          10.16%        13.43%        18.35%      12.37%        7.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $333,258        $268,413      $117,398       $50,480     $12,014      $   289

Ratios to average net assets:

 Expenses .....................................           0.78% d,e       0.80% e       0.88% e       0.85%       0.96%        1.09%

 Net investment income ........................           3.86% d         3.66%         4.05%         4.36%       5.52% f      7.33%

Portfolio turnover rate .......................          23.13%          27.92%        31.48%        63.64%      57.71%      101.11%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

      Net investment income per share ................................  $(0.12)
      Net realized and unrealized gains/(losses) per share ...........    0.12
      Ratio of net investment income to average net assets ...........   (1.43)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


16 | See notes to financial statements. | Semiannual Report

Templeton Global Bond Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 88.8%
     ARGENTINA 3.2%
 a,b Government of Argentina, FRN, 4.889%, 8/03/12 ...........................       84,315,000        $  69,286,039
                                                                                                       -------------
     AUSTRALIA 3.2%
     New South Wales Treasury Corp.,
       6.50%, 5/01/06 ........................................................        3,400,000 AUD        2,528,344
       8.00%, 3/01/08 ........................................................       15,900,000 AUD       12,367,710
       6.00%, 5/01/12 ........................................................       18,300,000 AUD       13,934,930
     Queensland Treasury Corp.,
       6.00%, 7/14/09 ........................................................       17,500,000 AUD       13,238,259
       6.00%, 10/14/15 .......................................................       33,313,000 AUD       25,608,052
                                                                                                       -------------
                                                                                                          67,677,295
                                                                                                       -------------
     AUSTRIA 3.3%
     Government of Austria,
       9.00%, 9/15/06 ........................................................    1,500,000,000 ISK       22,888,437
       4.00%, 7/15/09 ........................................................        9,400,000 EUR       11,494,165
       5.00%, 7/15/12 ........................................................        4,030,000 EUR        5,250,630
       4.65%, 1/15/18 ........................................................       23,430,000 EUR       30,847,976
                                                                                                       -------------
                                                                                                          70,481,208
                                                                                                       -------------
     BELGIUM 0.5%
     Government of Belgium,
       4.75%, 9/28/06 ........................................................        3,380,000 EUR        4,075,209
       8.50%, 10/01/07 .......................................................        4,274,000 EUR        5,522,184
                                                                                                       -------------
                                                                                                           9,597,393
                                                                                                       -------------
     BRAZIL 0.2%
   b Government of Brazil, FRN, 5.25%, 4/15/12 ...............................        4,443,023            4,444,423
                                                                                                       -------------
     CANADA 7.1%
     Government of Canada,
       3.00%, 6/01/06 ........................................................       18,200,000 CAD       15,990,080
       5.75%, 9/01/06 ........................................................        3,050,000 CAD        2,709,053
       7.00%, 12/01/06 .......................................................       12,495,000 CAD       11,243,081
     Province of British Columbia, 5.25%, 12/01/06 ...........................       37,250,000 CAD       33,084,663
     Province of Manitoba,
       5.10%, 12/01/06 .......................................................        1,010,000 CAD          896,616
       5.75%, 6/02/08 ........................................................       13,050,000 CAD       11,894,786
       6.375%, 9/01/15 .......................................................        7,500,000 NZD        4,902,153
     Province of Newfoundland, 5.90%, 12/12/07 ...............................        4,800,000 CAD        4,355,405
     Province of Ontario,
       7.75%, 7/24/06 ........................................................       43,455,000 CAD       38,827,220
       3.50%, 9/08/06 ........................................................       32,280,000 CAD       28,354,461
                                                                                                       -------------
                                                                                                         152,257,518
                                                                                                       -------------
     DENMARK 0.8%
     Government of Denmark,
       8.00%, 3/15/06 ........................................................       37,076,000 DKK        5,937,053
       7.00%, 11/15/07 .......................................................        5,850,000 DKK          993,366


                                                          Semiannual Report | 17

Templeton Global Bond Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     DENMARK (CONTINUED)
     Government of Denmark (continued)
       4.00%, 8/15/08 ........................................................        3,200,000 DKK    $     520,730
       6.00%, 11/15/11 .......................................................       11,100,000 DKK        2,015,111
       5.00%, 11/15/13 .......................................................       42,200,000 DKK        7,450,013
                                                                                                       -------------
                                                                                                          16,916,273
                                                                                                       -------------
     FINLAND 1.4%
     Government of Finland,
       7.25%, 4/18/06 ........................................................        4,225,000 EUR        5,072,265
       5.00%, 4/25/09 ........................................................       15,300,000 EUR       19,238,318
       5.375%, 7/04/13 .......................................................        4,400,000 EUR        5,911,604
                                                                                                       -------------
                                                                                                          30,222,187
                                                                                                       -------------
     FRANCE 1.1%
     Government of France,
       5.00%, 4/25/12 ........................................................        3,690,000 EUR        4,800,148
       4.00%, 4/25/13 ........................................................       11,500,000 EUR       14,230,311
       4.25%, 4/25/19 ........................................................        2,800,000 EUR        3,565,858
                                                                                                       -------------
                                                                                                          22,596,317
                                                                                                       -------------
     GERMANY 2.1%
     Government of Germany,
       2.75%, 6/23/06 ........................................................           75,000 EUR           89,454
       4.00%, 2/16/07 ........................................................        5,000,000 EUR        6,025,339
       5.00%, 1/04/12 ........................................................        4,500,000 EUR        5,831,247
     KfW Bankengruppe,
       8.25%,  9/20/07 .......................................................      905,000,000 ISK       13,818,384
       senior note, 6.375%, 2/17/15 ..........................................       27,450,000 NZD       18,163,088
                                                                                                       -------------
                                                                                                          43,927,512
                                                                                                       -------------
     GREECE 0.7%
     Government of the Hellenic Republic,
       4.60%, 5/20/13 ........................................................        6,200,000 EUR        7,867,104
       4.50%, 5/20/14 ........................................................        2,900,000 EUR        3,666,290
       6.50%, 10/22/19 .......................................................        1,800,000 EUR        2,740,077
                                                                                                       -------------
                                                                                                          14,273,471
                                                                                                       -------------
     ICELAND 0.7%
     Inter-American Development Bank, 9.00%, 1/04/07 .........................      980,000,000 ISK       15,061,306
                                                                                                       -------------
     INDONESIA 6.8%
     Government of Indonesia,
       10.00%, 10/15/11 ......................................................   12,660,000,000 IDR        1,263,849
       13.15%, 1/15/12 .......................................................   10,900,000,000 IDR        1,238,030
       11.00%, 12/15/12 ......................................................    8,700,000,000 IDR          896,529
       11.00%, 10/15/14 ......................................................  112,410,000,000 IDR       11,216,517
       9.50%, 6/15/15 ........................................................   37,750,000,000 IDR        3,422,476
       10.75%, 5/15/16 .......................................................  101,960,000,000 IDR        9,952,163


18 | Semiannual Report

Templeton Global Bond Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     INDONESIA (CONTINUED)
     Government of Indonesia, (continued)
        10.00%, 7/15/17 ......................................................  104,700,000,000 IDR    $   9,515,073
        11.00%, 11/15/20 .....................................................  343,850,000,000 IDR       33,208,620
     Indonesia Recapital Bonds,
        14.00%, 6/15/09 ......................................................   77,500,000,000 IDR        8,875,044
        13.15%, 3/15/10 ......................................................   33,650,000,000 IDR        3,773,198
        15.425%, 9/15/10 .....................................................   23,800,000,000 IDR        2,883,603
        14.25%, 6/15/13 ......................................................  194,977,000,000 IDR       23,496,074
        14.275%, 12/15/13 ....................................................  301,008,000,000 IDR       36,299,608
                                                                                                       -------------
                                                                                                         146,040,784
                                                                                                       -------------
     IRELAND 0.9%
     Government of Ireland,
        4.25%, 10/18/07 ......................................................        9,550,000 EUR       11,611,077
        5.00%, 4/18/13 .......................................................        2,100,000 EUR        2,757,728
        4.60%, 4/18/16 .......................................................        4,400,000 EUR        5,733,469
                                                                                                       -------------
                                                                                                          20,102,274
                                                                                                       -------------
     ITALY 0.1%
     Government of Italy, 8.75%, 7/01/06 .....................................          951,000 EUR        1,156,427
                                                                                                       -------------
     MALAYSIA 4.5%
     Government of Malaysia,
        6.90%, 3/15/07 .......................................................       33,000,000 MYR        9,195,923
        8.60%, 12/01/07 ......................................................       51,290,000 MYR       14,997,458
        3.135%, 12/17/07 .....................................................       22,650,000 MYR        6,060,622
        6.45%, 7/01/08 .......................................................       29,000,000 MYR        8,313,593
        4.305%, 2/27/09 ......................................................      110,540,000 MYR       30,379,903
        4.032%, 9/15/09 ......................................................       79,300,000 MYR       21,626,295
        3.644%, 8/25/10 ......................................................       20,000,000 MYR        5,371,198
                                                                                                       -------------
                                                                                                          95,944,992
                                                                                                       -------------
     MEXICO 0.4%
     Government of Mexico,
      d 144A, 7.50%, 3/08/10 .................................................        3,300,000 EUR        4,510,621
      e Reg S, 7.50%, 3/08/10 ................................................        2,500,000 EUR        3,417,138
                                                                                                       -------------
                                                                                                           7,927,759
                                                                                                       -------------
     NETHERLANDS 0.2%
     Government of the Netherlands,
        3.00%, 7/15/07 .......................................................        2,000,000 EUR        2,385,645
        3.75%, 7/15/09 .......................................................        1,400,000 EUR        1,699,528
        5.00%, 7/15/12 .......................................................          500,000 EUR          651,165
                                                                                                       -------------
                                                                                                           4,736,338
                                                                                                       -------------


                                                         Semiannual Report | 19

Templeton Global Bond Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     NEW ZEALAND 1.1% .......................................................
     Government of New Zealand,
        7.00%, 7/15/09 .......................................................        6,888,000 NZD    $   4,722,126
        6.00%, 11/15/11 ......................................................       10,837,000 NZD        7,248,769
        6.50%, 4/15/13 .......................................................        6,650,000 NZD        4,598,118
     Inter-American Development Bank, 6.00%, 12/15/17 ........................       10,200,000 NZD        6,573,674
                                                                                                       -------------
                                                                                                          23,142,687
                                                                                                       -------------
     NORWAY 4.4%
     Government of Norway, 6.75%, 1/15/07 ....................................      618,789,000 NOK       94,823,472
                                                                                                       -------------
     PERU 2.8%
     Government of Peru,
        7.84%, 8/12/20 .......................................................       74,675,000 PEN       23,550,886
        Series 7, 8.60%, 8/12/17 .............................................      110,435,000 PEN       36,977,794
                                                                                                       -------------
                                                                                                          60,528,680
                                                                                                       -------------
     PHILIPPINES 1.2%
     Government of the Philippines,
        9.00%, 2/15/13 .......................................................        3,675,000            4,148,156
      b FRN, 5.4375%, 6/01/08 ................................................          333,333              331,805
      e Reg S, 9.125%, 2/22/10 ...............................................       15,795,000 EUR       21,652,560
                                                                                                       -------------
                                                                                                          26,132,521
                                                                                                       -------------
     POLAND 7.5%
     Government of Poland,
        8.50%, 11/12/06 ......................................................       52,595,000 PLN       17,157,460
        8.50%, 5/12/07 .......................................................       78,840,000 PLN       26,129,570
        6.00%, 5/24/09 .......................................................      177,320,000 PLN       59,138,323
        6.25%, 10/24/15 ......................................................       99,200,000 PLN       35,418,972
        5.75%, 9/23/22 .......................................................       63,470,000 PLN       22,295,385
                                                                                                       -------------
                                                                                                         160,139,710
                                                                                                       -------------
     SINGAPORE 4.6%
     Government of Singapore,
        1.75%, 2/01/07 .......................................................        3,295,000 SGD        2,012,336
        4.00%, 3/01/07 .......................................................      155,005,000 SGD       96,714,522
                                                                                                       -------------
                                                                                                          98,726,858
                                                                                                       -------------
     SLOVAK REPUBLIC 4.2%
     Government of Slovakia,
        4.95%, 3/05/08 .......................................................      147,900,000 SKK        4,874,074
        4.80%, 4/14/09 .......................................................      680,500,000 SKK       22,570,307
        4.90%, 2/05/10 .......................................................       18,000,000 SKK          601,680
        7.50%, 3/13/12 .......................................................       59,000,000 SKK        2,270,526
        4.90%, 2/11/14 .......................................................      147,000,000 SKK        5,024,183
        5.30%, 5/12/19 .......................................................      120,600,000 SKK        4,387,641
        Strip, 1/14/07 .......................................................    1,627,800,000 SKK       50,763,043
                                                                                                       -------------
                                                                                                          90,491,454
                                                                                                       -------------


20 | Semiannual Report

Templeton Global Bond Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   SOUTH AFRICA 0.1%
   Government of South Africa, 5.25%, 5/16/13 ...............................         1,200,000 EUR    $    1,544,870
                                                                                                       --------------
   SOUTH KOREA 14.5%
   Government of Korea,
     6.90%, 1/16/07 .........................................................    38,100,000,000 KRW        40,027,521
     4.75%, 3/03/07 .........................................................    92,370,000,000 KRW        95,300,919
     3.75%, 9/10/07 .........................................................    20,800,000,000 KRW        21,111,143
     5.77%, 10/09/07 ........................................................    27,800,000,000 KRW        29,072,959
     4.75%, 3/12/08 .........................................................    96,800,000,000 KRW        99,515,385
     4.25%, 9/10/08 .........................................................    25,700,000,000 KRW        26,092,462
                                                                                                       --------------
                                                                                                          311,120,389
                                                                                                       --------------
   SPAIN 0.3%
   Government of Spain, 8.80%, 4/30/06 ......................................         4,649,855 EUR         5,597,220
                                                                                                       --------------
   SWEDEN 7.7%
   European Investment Bank, 4.00%, 4/15/09 .................................        67,500,000 SEK         8,788,196
   Government of Sweden,
     8.00%, 8/15/07 .........................................................       999,805,000 SEK       136,279,040
     6.50%, 5/05/08 .........................................................        28,900,000 SEK         3,940,328
     5.00%, 1/28/09 .........................................................         4,500,000 SEK           601,718
     Strip, 9/20/06 .........................................................       126,300,000 SEK        15,761,881
                                                                                                       --------------
                                                                                                          165,371,163
                                                                                                       --------------
   THAILAND 3.2%
   Bank of Thailand Bond,
     3.25%, 5/19/07 .........................................................     1,118,545,000 THB        28,416,935
     Strip, 4/07/06 .........................................................       258,250,000 THB         6,577,821
   Government of Thailand,
     8.00%, 12/08/06 ........................................................     1,223,920,000 THB        32,261,292
     4.125%, 2/12/08 ........................................................        73,000,000 THB         1,841,089
     8.50%, 12/08/08 ........................................................         8,500,000 THB           238,135
                                                                                                       --------------
                                                                                                           69,335,272
                                                                                                       --------------
   UKRAINE 0.0% g
 e Government of the Ukraine, senior note, Reg S, 10.00%, 3/15/07 ...........           308,022 EUR           381,562
                                                                                                       --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,820,953,050)                                                    1,899,985,374
                                                                                                       --------------

   SHORT TERM INVESTMENTS 8.8%
   CANADA 1.5%
 f Canada Treasury Bills, 11/30/06 - 12/28/06 ...............................        37,010,000 CAD        31,532,486
                                                                                                       --------------
   EGYPT 2.2%
 f Egypt Treasury Bills, 5/30/06 - 2/20/07 ..................................       284,075,000 EGP        47,214,354
                                                                                                       --------------
   NORWAY 0.9%
 f Norway Treasury Bill, 3/15/06 ............................................       138,100,000 NOK        20,452,629
                                                                                                       --------------


                                                          Semiannual Report | 21

Templeton Global Bond Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   THAILAND 2.3%
 f Thailand Treasury Bills, 3/09/06 - 2/22/07 ...............................     1,973,595,000 THB    $   49,081,770
                                                                                                       --------------
   UNITED STATES 1.9%
   Dresdner Bank AG, Time Deposit, 4.55%, 3/01/06 ...........................        40,050,000            40,050,000
                                                                                                       --------------

   TOTAL SHORT TERM INVESTMENTS (COST $188,039,128) .........................                             188,331,239
                                                                                                       --------------
   TOTAL INVESTMENTS (COST $2,008,992,178) 97.6% ............................                           2,088,316,613
   NET UNREALIZED GAIN ON FORWARD CONTRACTS 0.1% ............................                               2,899,461
   OTHER ASSETS, LESS LIABILITIES 2.3% ......................................                              49,489,525
                                                                                                       --------------

   NET ASSETS 100.0% ........................................................                          $2,140,705,599
                                                                                                       ==============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
ISK - Iceland Krona
KRW - Korean Won
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peru Neuvo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
SKK - Slovak Koruna
THB - Thailand Baht

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note

a The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

b The coupon rate shown represents the rate at period end.

c The principal amount is stated in U.S. dollars unless otherwise indicated.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the value of this security was $4,510,621, representing 0.21% of net assets.

e Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the aggregate value of these securities was $25,451,260, representing 1.19% of net assets.

f The security is traded on a discount basis with no stated coupon rate.

g Rounds to less than 0.1% of net assets.


22 | See notes to financial statements. | Semiannual Report

Templeton Global Bond Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost .....................................................................................   $ 2,008,992,178
                                                                                               ===============
  Value ....................................................................................   $ 2,088,316,613
 Cash ......................................................................................           739,432
 Foreign currency, at value (cost $9,117,676) ..............................................         9,763,878
 Receivables:
  Capital shares sold ......................................................................        10,916,043
  Interest .................................................................................        40,144,652
  Unrealized gain on forward exchange contracts (Note 7) ...................................         2,899,461
                                                                                               ---------------
        Total assets .......................................................................     2,152,780,079
                                                                                               ---------------
Liabilities:
 Payables:
  Investment securities purchased ..........................................................         4,359,496
  Capital shares redeemed ..................................................................         5,584,916
  Affiliates ...............................................................................         1,578,994
 Accrued expenses and other liabilities ....................................................           551,074
                                                                                               ---------------
        Total liabilities ..................................................................        12,074,480
                                                                                               ---------------
           Net assets, at value ............................................................   $ 2,140,705,599
                                                                                               ===============
Net assets consist of:
 Paid-in capital ...........................................................................   $ 2,075,829,089
 Distributions in excess of net investment income ..........................................       (27,333,828)
 Net unrealized appreciation (depreciation) ................................................        83,046,287
 Accumulated net realized gain (loss) ......................................................         9,164,051
                                                                                               ---------------
           Net assets, at value ............................................................   $ 2,140,705,599
                                                                                               ===============
Class A:
 Net assets, at value ......................................................................   $ 1,426,503,903
                                                                                               ===============
 Shares outstanding ........................................................................       134,324,732
                                                                                               ===============
 Net asset value per share a ...............................................................   $         10.62
                                                                                               ===============
 Maximum offering price per share (net asset value per share / 95.75%) .....................   $         11.09
                                                                                               ===============
Class C:
 Net assets, at value ......................................................................   $   380,943,578
                                                                                               ===============
 Shares outstanding ........................................................................        35,819,927
                                                                                               ===============
 Net asset value and maximum offering price per share a ....................................   $         10.63
                                                                                               ===============
Advisor Class:
 Net assets, at value ......................................................................   $   333,258,118
                                                                                               ===============
 Shares outstanding ........................................................................        31,446,690
                                                                                               ===============
 Net asset value and maximum offering price per share a ....................................   $         10.60
                                                                                               ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 23

Templeton Global Bond Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2006 (unaudited)

Investment income:
 Interest (net of foreign taxes of $1,466,646) .....................................   $ 45,633,789
                                                                                       ------------
Expenses:
 Management fees (Note 3a) .........................................................      4,309,931
 Administrative fees (Note 3b) .....................................................      1,023,514
 Distribution fees (Note 3c)
  Class A ..........................................................................      1,652,696
  Class C ..........................................................................      1,129,145
 Transfer agent fees (Note 3e) .....................................................      1,172,506
 Custodian fees (Note 4) ...........................................................        905,874
 Reports to shareholders ...........................................................         45,796
 Registration and filing fees ......................................................        107,385
 Professional fees .................................................................         38,315
 Trustees' fees and expenses .......................................................         23,261
 Other .............................................................................         13,437
                                                                                       ------------
        Total expenses .............................................................     10,421,860
        Expense reductions (Note 4) ................................................         (1,417)
                                                                                       ------------
           Net expenses ............................................................     10,420,443
                                                                                       ------------
              Net investment income ................................................     35,213,346
                                                                                       ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................................................     25,899,033
  Foreign currency transactions ....................................................     (1,103,657)
                                                                                       ------------
           Net realized gain (loss) ................................................     24,795,376
                                                                                       ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ......................................................................     11,346,205
  Translation of assets and liabilities denominated in foreign currencies ..........      4,232,846
                                                                                       ------------
           Net change in unrealized appreciation (depreciation) ....................     15,579,051
                                                                                       ------------
Net realized and unrealized gain (loss) ............................................     40,374,427
                                                                                       ------------
Net increase (decrease) in net assets resulting from operations ....................   $ 75,587,773
                                                                                       ============


24 | See notes to financial statements. | Semiannual Report

Templeton Global Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                               FEBRUARY 28, 2006       YEAR ENDED
                                                                                                  (UNAUDITED)       AUGUST 31, 2005
                                                                                               ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................     $    35,213,346      $    47,827,126
  Net realized gain (loss) from investments and foreign currency transactions ............          24,795,376           11,126,597
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies .............................          15,579,051           16,480,839
                                                                                               ------------------------------------
        Net increase (decrease) in net assets resulting from operations ..................          75,587,773           75,434,562
                                                                                               ------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..............................................................................         (30,742,109)         (44,700,659)
    Class C ..............................................................................          (7,557,797)         (11,466,737)
    Advisor Class ........................................................................          (7,151,286)         (10,686,727)
                                                                                               ------------------------------------
 Total distributions to shareholders .....................................................         (45,451,192)         (66,854,123)
                                                                                               ------------------------------------
 Capital share transactions: (Note 2)
    Class A ..............................................................................         127,516,983          696,651,824
    Class C ..............................................................................          24,295,103          210,197,799
    Advisor Class ........................................................................          59,795,660          149,134,109
                                                                                               ------------------------------------
 Total capital share transactions ........................................................         211,607,746        1,055,983,732
                                                                                               ------------------------------------
 Redemption fees .........................................................................              13,807               21,005
                                                                                               ------------------------------------
        Net increase (decrease) in net assets ............................................         241,758,134        1,064,585,176
Net assets:
 Beginning of period .....................................................................       1,898,947,465          834,362,289
                                                                                               ------------------------------------
 End of period ...........................................................................     $ 2,140,705,599      $ 1,898,947,465
                                                                                               ====================================
Distributions in excess of net investment income included in net assets:
 End of period ...........................................................................     $   (27,333,828)     $   (17,095,982)
                                                                                               ====================================


                     Semiannual Report | See notes to financial statements. | 25

Templeton Global Bond Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund) is a separate non-diversified series of the Templeton Income Trust (the Trust). The Trust is an open-end investment company registered under the Investment Company Act of 1940. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


26 | Semiannual Report

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 27

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


28 | Semiannual Report

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                     -------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                          YEAR ENDED
                                                             FEBRUARY 28, 2006                       AUGUST 31, 2005
                                                     -------------------------------------------------------------------------
                                                        SHARES                AMOUNT           SHARES                AMOUNT
                                                     -------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...............................          32,240,485          $ 336,068,149      83,429,720          $ 896,135,057
 Shares issued in reinvestment of
  distributions ............................           2,051,779             21,298,151       2,963,363             31,606,522
 Shares redeemed ...........................         (22,171,220)          (229,849,317)    (21,724,875)          (231,089,755)
                                                     -------------------------------------------------------------------------
 Net increase (decrease) ...................          12,121,044          $ 127,516,983      64,668,208          $ 696,651,824
                                                     =========================================================================
CLASS C SHARES:
 Shares sold ...............................           6,361,470          $  66,554,496      23,360,337          $ 252,409,072
 Shares issued in reinvestment of
  distributions ............................             481,788              5,008,246         722,770              7,726,176
 Shares redeemed ...........................          (4,550,834)           (47,267,639)     (4,683,539)           (49,937,449)
                                                     -------------------------------------------------------------------------
 Net increase (decrease) ...................           2,292,424          $  24,295,103      19,399,568          $ 210,197,799
                                                     =========================================================================
ADVISOR CLASS SHARES:
 Shares sold ...............................           8,197,601          $  85,031,347      16,137,561          $ 172,582,028
 Shares issued in reinvestment of
  distributions ............................             396,383              4,105,304         638,917              6,807,146
 Shares redeemed ...........................          (2,843,121)           (29,340,991)     (2,840,205)           (30,255,065)
                                                     -------------------------------------------------------------------------
 Net increase (decrease) ...................           5,750,863          $  59,795,660      13,936,273          $ 149,134,109
                                                     =========================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:


                                                          Semiannual Report | 29

Templeton Global Bond Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

----------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
      0.50%                 Up to and including $200 million
      0.45%                 Over $200 million, up to and including $1.3 billion
      0.40%                 In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
     0.150%                 Up to and including $200 million
     0.135%                 Over $200 million, up to and including $700 million
     0.100%                 Over $700 million, up to and including $1.2 billion
     0.075%                 In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Prior to November 1, 2005, Class A distribution costs exceeding the maximum for the current plan year could be reimbursed in subsequent periods. Effective November 1, 2005, the Class A reimbursement distribution plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.

Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class C ............................... 0.65%


30 | Semiannual Report

Templeton Global Bond Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received a .........................................  $158,716
Contingent deferred sales charges retained ...........................  $ 87,137 a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,172,506, of which $692,233 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At August 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
  2008 ............................................................  $ 1,891,658
  2009 ............................................................    4,159,943
  2010 ............................................................    8,730,708
                                                                     -----------
                                                                     $14,782,309
                                                                     ===========

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized capital losses of $745,284.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.


                                                          Semiannual Report | 31

Templeton Global Bond Fund

5. INCOME TAXES (CONTINUED)

At February 28, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .....................................       $ 2,035,879,328
                                                                ===============
Unrealized appreciation .................................       $    83,490,956
Unrealized depreciation .................................           (31,053,671)
                                                                ---------------
Net unrealized appreciation (depreciation) ..............       $    52,437,285
                                                                ===============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2006 aggregated $525,246,894 and $436,122,691, respectively.

7. FORWARD EXCHANGE CONTRACTS

At February 28, 2006, the Fund had the following forward exchange contracts outstanding:

---------------------------------------------------------------------------------------------------
                                                   CONTRACT             SETTLEMENT     UNREALIZED
CONTRACTS TO BUY:                                   AMOUNT                 DATE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------
       3,550,000   Canadian Dollar ............    4,625,407  NZD        10/24/06    $      126,222
     275,000,000   Indian Rupee ...............    9,214,891  NZD        10/27/06           110,398
     230,000,000   Indian Rupee ...............    7,593,265  NZD        10/26/06           166,450
     400,000,000   Indian Rupee ...............   12,984,484  NZD         6/21/06           419,487
   3,000,000,000   Korean Won .................    4,611,908  NZD        10/24/06            94,511
   5,000,000,000   Korean Won .................    7,558,350  NZD        10/26/06           241,858
   5,050,000,000   Korean Won .................    7,070,264  NZD        12/06/06           625,898
     120,000,000   Thailand Baht ..............    4,598,935  NZD        10/24/06            61,168
     200,000,000   Thailand Baht ..............    7,034,328  NZD        11/30/06           518,174
     200,000,000   Thailand Baht ..............    7,009,551  NZD        12/06/06           535,295
                                                                                     ==============
                    Unrealized gain on forward exchange contracts ...............    $    2,899,461
                                                                                     ==============

CURRENCY ABBREVIATIONS

NZD - New Zealand Dollar


32 | Semiannual Report

Templeton Global Bond Fund

8. CREDIT RISK

The Fund has 14.59% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.


                                                          Semiannual Report | 33

Templeton Global Bond Fund

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


34 | Semiannual Report

Templeton Global Bond Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 35

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON          One Franklin Parkway
   INVESTMENTS              San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL BOND FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632 -2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

406 S2006 04/06








ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.          N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.   N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  April 24, 2006